UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2008

Pashminadepot.com, Inc.

(Exact name of registrant as specified in its charter)

Florida	333-151909	26-1703723
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

9694 Royal Palm Boulevard, Coral Springs, FL 33065

(Address of Principal Executive Office) (Zip Code)

(954) 856-5718

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 29, 2008, Dr. Franklin Barrett was appointed Chief Executive Officer and a member of the Board of Directors of the Company. An employment contract and compensation arrangements are currently being negotiated. Dr. Barrett, who earned a PhD in economic anthropology and a Master’s in economics from the University of Connecticut, has been a professor at the University of Panama for the past 23 years. During his career Dr. Barrett served as ambassador of Panama to Jamaica, Deputy Minister of Foreign Affairs and General Director of Foreign Affairs. He has been General Manager of Extreme Consulting Enterprise since February 2004. He continues as a professor at the University of Panama.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Pashminadepot.com, Inc.

By:	/s/ Edward Sanders
Edward Sanders President

Date: January 2, 2009